AMERICAN GENERAL LIFE INSURANCE COMPANY
                    INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                              SEPARATE ACCOUNT D
                      SUPPLEMENT DATED DECEMBER 11, 2015
                    TO CONTRACT PROSPECTUS, AS SUPPLEMENTED

     Effective December 11, 2015, American General Life Insurance Company (the "Company") is amending its individual variable annuity Contracts for the purpose of describing the addition of a new portfolio, the Fidelity VIP Government Money Market Portfolio - Initial Class (the "Portfolio"), a portfolio of the Fidelity(R) Variable Insurance Products, as a variable investment option ("Investment Option") under the Contracts.

     Effective August 28, 2015, the Invesco Money Market Fund - Class AX (the "Fund") is no longer available as a variable investment option under the
Contracts.   The only right an investor has in the Fund is the right to
transfer the Fund investment to another Investment Option.   Because of the
limited right you have as a Fund investor, you may wish to transfer your investment in the Fund to any other available investment option in your Contract.

     In the near future, for any investments that remain in the Fund, the Company anticipates that it will request approval from the Securities and Exchange Commission to involuntarily transfer your Contract Accumulation Value from the Fund Investment Option to the Portfolio without Contract owner permission. Previously the Company indicated that your Accumulation Value invested in the Fund would be involuntarily transferred to the VALIC Company I Money Market I Fund. Any investments in the Fund will be involuntarily transferred to the Portfolio instead.

     Listed below are the variable investment options currently offered through your Contract. Please refer to your Contract prospectus for information regarding these variable investment options or call our Annuity Service Center at the number below. Also review your fund prospectuses for more detailed information about these variable investment options. For additional fund prospectus copies, please contact the Annuity Service Center.

     Fidelity VIP Government Money Market Portfolio - Initial Class Invesco High Yield Fund - Class A
     Invesco Corporate Bond Fund - Class A
     Invesco Comstock Fund - Class A
     Invesco Money Market Fund - Class AX
     Invesco V.I. Government Securities Fund - Series I
     Invesco V.I. American Franchise Fund - Series I
     Invesco V.I. Growth and Income Fund - Series I
     VALIC Co. I International Equities Index Fund
     VALIC Co. I Mid Cap Index Fund
     VALIC Co. I Money Market I Fund
     VALIC Co. I Nasdaq-100 Index Fund
     VALIC Co. I Science & Technology Fund
     VALIC Co. I Small Cap Index Fund
     VALIC Co. I Stock Index Fund

     For a period of time after December 11, 2015, we may provide you with confirmations, statements and other reports which do not contain the name of the Portfolio. Should you have any questions, please contact the Annuity Service Center at 1-800-247-6584.